EXHIBIT 10.11.19

FIRST AMENDMENT TO
THE 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC.

THIS FIRST AMENDMENT TO the 2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN OF LEAP WIRELESS INTERNATIONAL, INC. (this “Amendment”), dated as of March 8, 2007, is made and adopted by LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted The 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10.2 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on March 8, 2007.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 1.17 of the Plan is hereby amended to read as follows:

“Fair Market Value” of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if the Common Stock is not publicly traded on an exchange but is quoted on an automated quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by such automated quotation system, or (c) if Common Stock is not publicly traded on an exchange, and not quoted on an automated quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

2. Section 10.3(a) of the Plan is hereby amended to read as follows:

(a) Subject to Section 10.3(d), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award;

provided, however, that no such adjustment shall be made in the event of ordinary cash dividends with respect to the Common Stock.

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Leap Wireless International, Inc. on March 8, 2007.

By:	/s/ Robert J. Irving, Jr.
Name: Robert J. Irving, Jr.

Title:	Secretary

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